Exhibit 1.1

EXYN TECHNOLOGIES, INC.

Underwriting Agreement

[●] UNITS

EACH UNIT CONSISTING OF

ONE SHARE of Common Stock

and

ONE Warrant TO PURCHASE ONE SHARE OF COMMON STOCK

[•], 2026

Lucid Capital Markets, LLC

As Representative of the several

Underwriters listed in Schedule A hereto

c/o Lucid Capital Markets, LLC

570 Lexington Avenue, 40th Floor

New York, NY 10022

Ladies and Gentlemen:

Exyn Technologies, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A (the “Underwriters”) an aggregate of [●] units (the “Units”), with each Unit consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Shares”), and one warrant to purchase one share of common stock (the “Public Warrants”). The Public Warrants will be exercisable immediately upon issuance, will expire five years after the initial issuance date shall have an exercise price per share of $[●]1 (subject to adjustment as provided therein). The shares of common stock issuable upon the exercise of the Public Warrants are referred to herein as the “Public Warrant Shares”. The [●] Units (including the Shares, the Public Warrants and the Public Warrant Shares) to be sold by the Company are called the “Firm Securities.” In addition, the Company has granted to the Underwriters an option to purchase up to an additional [●] Shares and/or Public Warrants as provided in Section 2. The additional [●] Shares and/or Public Warrants (including the Public Warrant Shares) to be sold by the Company pursuant to such option are collectively called the “Option Securities”. The Firm Securities and, if and to the extent such option is exercised, the Option Securities, are collectively called the “Offered Securities.” Lucid Capital Markets, LLC (“Lucid”) has agreed to act as representative of the several Underwriters (in such capacity, the “Representative”) in connection with the offering and sale of the Offered Securities.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-[●]). Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, is called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act in connection with the offer and sale of the Offered Securities is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of any such Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The preliminary prospectus dated [●], 2026 (and any amendments thereto before effectiveness) describing the Offered Securities and the offering thereof is called the “Preliminary Prospectus,” and the Preliminary Prospectus and any other prospectus in preliminary form that describes the Offered Securities and the offering thereof and is used prior to the filing of the Prospectus (as defined below) is called a “preliminary prospectus.” As used herein, the term “Prospectus” shall mean the prospectus in the form first used by the Underwriters to confirm sales of the Offered Securities or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act.

1 125% of the purchase price per Unit.

As used herein, the “Applicable Time” is [●][a.m.][p.m.] (New York time) on [●], 2026. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the Preliminary Prospectus, together with the free writing prospectuses, if any, identified on Schedule B hereto and the pricing information set forth on Schedule C hereto. As used herein, “Road Show” means a “road show” (as defined in Rule 433 under the Securities Act) relating to the offering of the Offered Securities contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act). As used herein, “Section 5(d) Written Communication” means each written communication (within the meaning of Rule 405 under the Securities Act) that is made in reliance on Section 5(d) of the Securities Act by the Company or any person authorized to act on behalf of the Company to one or more potential investors that are qualified institutional buyers (“QIBs”) and/or institutions that are accredited investors (“IAIs”), as such terms are respectively defined in Rule 144A and Rule 501(a) under the Securities Act, to determine whether such investors might have an interest in the offering of the Offered Securities; “Section 5(d) Oral Communication” means each oral communication, if any, made in reliance on Section 5(d) of the Securities Act by the Company or any person authorized to act on behalf of the Company made to one or more QIBs and/or one or more IAIs to determine whether such investors might have an interest in the offering of the Offered Securities; “Marketing Materials” means any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Offered Securities, including any Road Show or investor presentations made to investors by the Company (whether in person or electronically); and “Permitted Section 5(d) Communication” means the Section 5(d) Written Communication(s) and Marketing Materials listed on Schedule D attached hereto.

All references in this agreement (the “Agreement”) to (i) the Registration Statement, the Preliminary Prospectus, any preliminary prospectus or the Prospectus, any amendments or supplements to any of the foregoing, or any free writing prospectus, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and (ii) the Prospectus shall be deemed to include any “electronic Prospectus” provided for use in connection with the offering of the Offered Securities as contemplated by Section 3(o) of this Agreement.

In the event that the Company has only one subsidiary, then all references herein to “subsidiaries” of the Company shall be deemed to refer to such single subsidiary, mutatis mutandis.

The Company hereby confirms its agreements with the Underwriters as follows:

1.            Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date of this Agreement, the Applicable Time, the First Closing Date (as defined in Section 2(b) hereof) and each Option Closing Date (as defined in Section 2(c) hereof), if any, as follows:

(a)            Compliance with Registration Requirements. The Registration Statement has become effective under the Securities Act. The Company has complied, to the Commission’s satisfaction, with all requests of the Commission for additional or supplemental information, if any. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission.

(b)            Disclosure. Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR, was identical (except as may be permitted by Regulation ST under the Securities Act) to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Offered Securities. Each of the Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, the Time of Sale Prospectus did not, and at the time of each sale of the Offered Securities and at the First Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as of its date and the Applicable Time, did not and, as then amended or supplemented, if applicable, as of the date of such amendment or supplement, at the First Closing Date and at each applicable Option Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company in writing by the Representative expressly for use therein, it being understood and agreed that the only such information consists of the information described in Section 9(b). There are no contracts or other documents required to be described in the Time of Sale Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been described or filed as required.

(c)            Free Writing Prospectuses; Road Show. As of the determination date referenced in Rule 164(h) under the Securities Act, the Company was not, is not or will not be (as applicable) an “ineligible issuer” in connection with the offering of the Offered Securities pursuant to Rules 164, 405 and 433 under the Securities Act. Each free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the applicable requirements of the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including timely filing with the Commission or retention where required and legending, as applicable, and each such free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Prospectus or any preliminary prospectus unless such information has been superseded or modified as of such time. The representations and warranties set forth in the immediately preceding sentence do not apply to statements made in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company in writing by the Representative expressly for use therein, it being understood and agreed that the only such information consists of the information described in Section 9(b). Except for the free writing prospectuses, if any, identified in Schedule B, and electronic Road Shows, if any, furnished to the Representative before first use, the Company has not prepared, used or referred to, and will not, without the Representative’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), prepare, use or refer to, any free writing prospectus. Each Road Show, when considered together with the Time of Sale Prospectus, did not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)            Emerging Growth Company. From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Section 5(d) Written Communication or Section 5(d) Oral Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(e)            Testing-the-Waters Materials. The Company (i) has not alone engaged in any Section 5(d) Written Communication or Section 5(d) Oral Communication and (ii) has not authorized anyone other than the Representative to engage in such Permitted Section 5(d) Communications. The Company reconfirms that the Representative has been authorized to act on its behalf in conveying Marketing Materials, Section 5(d) Oral Communications and Section 5(d) Written Communications. The Company has not distributed or approved for distribution by anyone other than the Representative any Section 5(d) Written Communications. Any individual Permitted Section 5(d) Communication does not conflict with the information contained in the Registration Statement or the Time of Sale Prospectus, and when taken together with the Time of Sale Prospectus as of the Applicable Time, did not, and as of the First Closing Date and as of each Option Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has filed publicly on EDGAR at least 15 calendar days prior to any “road show” (as defined in Rule 433 under the Act), any confidentially submitted registration statement and registration statement amendments relating to the offer and sale of the Offered Securities.

(f)            Distribution of Offering Material By the Company. Prior to the later of (i) the expiration or termination of the option granted to the several Underwriters in Section 2, (ii) the completion of the Underwriters’ distribution of the Offered Securities and (iii) the expiration of 25 days after the date of the Prospectus, the Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Offered Securities other than the Registration Statement, the Time of Sale Prospectus, the Prospectus or any free writing prospectus reviewed and consented to by the Representative, and the free writing prospectuses, if any, identified on Schedule B hereto and any Permitted Section 5(d) Communications.

(g)            Financial Information. The consolidated financial statements of the Company included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries (as defined in Rule 405 under the Securities Act) as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and in conformity with GAAP (as defined below) applied on a consistent basis during the periods involved, and except in the case of unaudited financial statements, which are subject to normal and recurring year-end adjustments and do not contain certain footnotes as permitted by the applicable rules of the Commission; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not included as required; the Company and its subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), the Time of Sale Prospectus and the Prospectus, other than liabilities incurred in the ordinary course of business; and all disclosures contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus and the free writing prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The financial data set forth in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus under the captions “Prospectus Summary—Summary Consolidated Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Capitalization” fairly present, in all material respects, the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The pro forma financial information and the related notes thereto included in the Registration Statement, the Time of Sale Prospectus and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(h)            Conformity with EDGAR Filing. The Preliminary Prospectus and Final Prospectus delivered to the Underwriters for use in connection with the offer and sale of the Offered Securities pursuant to this Agreement will be identical to the versions of the Preliminary Prospectus and Final Prospectus created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.

(i)            Organization. The Company and each of its subsidiaries are duly organized, validly existing as a corporation, partnership or limited liability company, as applicable, and in good standing under the Laws (as defined below) of their respective jurisdictions of organization. The Company and each of its subsidiaries are duly licensed or qualified as a foreign corporation for transaction of business and in good standing under the Laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the Registration Statement, the Time of Sale Prospectus or the Prospectus, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on or affect the assets, business, operations, earnings, properties, condition (financial or otherwise), prospects, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, or prevent or materially interfere with the consummation of the transactions contemplated hereby (a “Material Adverse Effect”).

(j)            Subsidiaries. The Company owns, directly or indirectly, all of the equity interests of its subsidiaries free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction, and all the equity interests of its subsidiaries are validly issued and are fully paid, nonassessable and free of preemptive and similar rights. No subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company.

(k)            No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or bylaws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any Law of any Governmental Authority (as defined below), except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No other party under any material contract or other agreement to which it or any of its subsidiaries is a party is in default in any respect thereunder where such default would reasonably be expected to have a Material Adverse Effect.

(l)            No Material Adverse Effect. Subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus, the Prospectus and the free writing prospectuses, if any, there has not been (i) any Material Adverse Effect or the occurrence of any development that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) any transaction which is material to the Company and its subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any subsidiary, which is material to the Company and its subsidiaries taken as a whole, (iv) any material change in the capital stock or outstanding long-term indebtedness of the Company or any of its subsidiaries (other than as a result of (A) the sale of Offered Securities, (B) the issuance or vesting of equity awards under the Company’s existing equity incentive or stock option plans, (C) the issuance of shares under the Company’s employee stock purchase plan, or (D) the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, Shares outstanding on the date hereof, each of (A), (B), (C) and (D) as described in the Registration Statement, Time of Sale Prospectus and Prospectus) or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any subsidiary, other than, in each case above, in the ordinary course of business or as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus (including any document filed therewith).

(m)            Capitalization. The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and are not subject to any preemptive rights, rights of first refusal or similar rights, except for rights that expire prior to the sale of the Firm Securities. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus as of the dates referred to therein (other than the grant of additional options under the Company’s existing equity incentive or stock option plans, or changes in the number of outstanding Shares due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, Shares outstanding on the date hereof) and such authorized capital stock conforms in all material respects to the description thereof set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The description of the Shares in the Registration Statement, the Time of Sale Prospectus and the Prospectus is complete and accurate in all material respects. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, as of the date referred to therein, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities.

(n)            Authorization. The Company has full legal right, power and authority to enter into this Agreement, the warrant agent agreement by and between the Company and Equiniti Trust Company, LLC, as the warrant agent, substantially in the form filed as an exhibit to the Registration Statement (the “Warrant Agreement”), and the Representative’s Warrant (as defined in Section 2(g) hereof) and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company.

(o)            Authorization of the Offered Securities and Representative’s Securities. The Offered Securities have been duly authorized for issuance and sale pursuant to this Agreement and the Warrant Agreement, as applicable, and the Shares included in the Offered Securities and the Public Warrant Shares, when issued and delivered by the Company against payment therefor pursuant to this Agreement and the Warrant Agreement, as applicable, will be duly and validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act. The Shares included in the Offered Securities and the Public Warrant Shares, when issued, will conform in all material respects to the description thereof set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

The Representative’s Securities (as defined in Section 2(g) hereof) have been duly authorized for issuance and sale pursuant to the Representative’s Warrant, and the Representative’s Warrant Shares (as defined in Section 2(g) hereof), when issued and delivered by the Company against payment therefor pursuant to the Representative’s Warrant, will be duly and validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights. The Representative’s Warrant Shares, when issued, will conform in all material respects to the description thereof set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(p)            No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any Governmental Authority is required for the execution, delivery and performance by the Company of this Agreement or the Representative’s Warrant, the issuance and sale by the Company of the Offered Securities and the Representative Securities, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities Laws or Laws of the Financial Industry Regulatory Authority Inc. (“FINRA”) or the Nasdaq Capital Market (“Nasdaq”) in connection with the sale of the Offered Securities and the Representative’s Securities.

(q)            No Preferential Rights. (i) No person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act (each, a “Person”), has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any Shares or shares of any other capital stock or other securities of the Company, except for rights that expire prior to the sale of the Firm Securities, (ii) no Person has any preemptive rights, resale rights, rights of first refusal, rights of co-sale, or any other rights (whether pursuant to a “poison pill” provision or otherwise) to purchase any Shares or shares of any other capital stock or other securities of the Company, (iii) no Person has the right to act as an underwriter or financial advisor to the Company in connection with the offer and sale of the Shares, except as previously disclosed to the Representative in writing, and (iv) no Person has the right, contractual or otherwise, to require the Company to register under the Securities Act the offer and sale of any Shares or shares of any other capital stock or other securities of the Company, or to include any such shares or other securities in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Offered Securities as contemplated thereby or otherwise.

(r)            Independent Public Accounting Firm. Stephano Slack LLC (the “Accountant”), whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Registration Statement, the Time of Sale Prospectus and the Prospectus, are and, during the periods covered by their report, were an independent registered public accounting firm within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). To the Company’s knowledge, the Accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company.

(s)              Enforceability of Agreements. All agreements between the Company and third parties referenced in the Prospectus are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification provisions of certain agreements may be limited by federal or state securities Laws or public policy considerations in respect thereof, except for any unenforceability that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(t)               No Litigation. There are no actions, suits or proceedings by or before any Governmental Authority pending, nor any audits or, to the Company’s knowledge, investigations by or before any Governmental Authority, to which the Company or a subsidiary is a party or to which any property of the Company or any of its subsidiaries is the subject that would, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, reasonably be expected to have a Material Adverse Effect and, to the Company’s knowledge, no such actions, suits, proceedings, audits or investigations are threatened or contemplated by any Governmental Authority or threatened by others; and there are no current or pending audits, investigations, actions, suits or proceedings by or before any Governmental Authority that are required under the Securities Act to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not so described.

(u)              Consents and Permits. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received, or has any reason to believe that it will receive, any written notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, if the subject of an unfavorable decision, ruling or finding, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(v)              Intellectual Property. To the Company’s knowledge, the Company and its subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of their respective businesses as now conducted except to the extent that the failure to own, possess, license or otherwise hold adequate rights to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (i) Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no rights of third parties to any such Intellectual Property owned by the Company and its subsidiaries; (ii) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s and its subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or its subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others; (vi) to the Company’s knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding (as defined in 35 U.S.C. § 135) which has been commenced against any patent or patent application described in the Registration Statement, the Time of Sale Prospectus or the Prospectus as being owned by or licensed to the Company; and (vii) the Company and its subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or such subsidiary, and all such agreements are in full force and effect, except, in the case of any of clauses (i)-(vii) above, for any such infringement by third parties or any such pending or threatened suit, action, proceeding or claim as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(w)             Cybersecurity; Data Protection. The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are (i) adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and (ii) to the Company’s knowledge, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards designed to maintain and protect (i) their material confidential information (including “Personal Data,” as such term is defined under applicable Laws) in their possession or control and (ii) the integrity, operation, redundancy and security of all IT Systems used in connection with their businesses. There have been no breaches, violations, outages or unauthorized uses of or accesses to IT Systems or Personal Data in the Company’s and its subsidiaries’ possession or control, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its subsidiaries are presently in material compliance with all applicable Laws, internal policies and contractual obligations governing the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(x)              No Material Defaults. Neither the Company nor any of its subsidiaries has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, and, to the Company’s knowledge, no event has occurred that, with notice or lapse of time or both, would constitute such a default, and neither the Company nor any of its subsidiaries has failed to pay any dividend or sinking fund installment on preferred stock, which defaults or failures would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(y)              Certain Market Activities. Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Shares, whether to facilitate the sale or resale of the Offered Securities or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(z)              Broker/Dealer Relationships. Neither the Company nor any of its subsidiaries (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning set forth in the FINRA Manual).

(aa)            No Reliance. The Company has not relied upon the Underwriters or legal counsel for the Underwriters for any legal, tax or accounting advice in connection with the offering and sale of the Offered Securities.

(bb)            Taxes. The Company and each of its subsidiaries have filed all U.S. federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes, whether or not shown on any tax return, through the date hereof, to the extent that such taxes have become due and are not being contested in good faith by appropriate proceedings and as to which adequate reserves have been established by the Company and its subsidiaries, except where the failure to so file or pay would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as otherwise disclosed in or contemplated by the Registration Statement, the Time of Sale Prospectus and the Prospectus, no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(cc)            Title to Real and Personal Property. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company and its subsidiaries have good and marketable title in fee simple to all items of real property owned by them, and good and valid title to all personal property described in the Registration Statement, the Time of Sale Prospectus or the Prospectus as being owned by them that are material to the businesses of the Company or such subsidiary, in each case free and clear of all liens, encumbrances and claims, except those matters that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and any of its subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Any real or personal property described in the Registration Statement, the Time of Sale Prospectus or the Prospectus as being leased by the Company or any of its subsidiaries is held by them under valid, existing and enforceable leases, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the Company or any of its subsidiaries or (B) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Each of the properties of the Company and its subsidiaries complies with all applicable Laws (including building and zoning Laws and Laws relating to access to such properties) except if and to the extent disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus or for such failures to comply that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Company or its subsidiaries has received from any Governmental Authorities any notice of any condemnation of, or zoning change affecting, the properties of the Company and its subsidiaries, and the Company knows of no such condemnation or zoning change which is threatened, except for such that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(dd)           Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign Laws relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Registration Statement, the Time of Sale Prospectus or the Prospectus; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ee)            Disclosure Controls. The Company and its subsidiaries maintain a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies in all material respects with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

(ff)             Accounting Controls. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a- 15(f) of the Exchange Act) that comply in all material respects with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, and designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company and its subsidiaries maintain internal accounting controls designed, and which the Company believes sufficient, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no material weaknesses in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(gg)           Sarbanes-Oxley. There is and has been no failure on the part of the Company or, to the Company’s knowledge, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder.

(hh)            Brokers. Neither the Company nor any of its subsidiaries has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to the Underwriters or pursuant to this Agreement.

(ii)              Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is threatened which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(jj)              Investment Company Act. Neither the Company nor any of its subsidiaries is, or will be, either after receipt of payment for the Offered Securities or after the application of the proceeds therefrom as described under “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus or the Prospectus, required to register as an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(kk)            Operations. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable money laundering, financial record keeping and reporting requirements, and counter-terrorism financing laws, rules, and regulations, including but not limited to the Currency and Foreign Transactions Reporting Act of 1970, as amended by the USA PATRIOT Act of 2001, and the rules and regulations promulgated thereunder, and the anti-money laundering Laws and counter-terrorism financing laws, rules, and regulations of all jurisdictions to which the Company or its subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”); and no investigation, action, suit or proceeding by or before any Governmental Authority involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(ll)              Off-Balance Sheet Arrangements. There are no transactions, arrangements or other relationships between and/or among the Company, on the one hand, and/or any of its affiliates and any unconsolidated entity, on the other hand, including any structured finance, special purpose or limited purpose entity (each, an “Off-Balance Sheet Transaction”) that would reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including those Off-Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Condition and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Prospectus which have not been described as required.

(mm)          ERISA. Except as would not reasonably be expected to have a Material Adverse Effect: each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and any of its subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan, excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(nn)           Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (ii) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of an executive officer or director of the Company that such statement was false or misleading.

(oo)           Margin Rules. Neither the issuance, sale and delivery of the Offered Securities nor the application of the proceeds thereof by the Company as described in the Registration Statement and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(pp)           Insurance. The Company and each of its subsidiaries carry, or are covered by, insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, in such amounts and covering such risks as the Company and each of its subsidiaries reasonably believe are adequate for the conduct of their business and the maintenance of their properties and as is customary for companies engaged in similar businesses in similar industries; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that any material capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(qq)            Government Contracts. The Company has complied in all material respects with: (i) all terms and conditions of each Government Contract and Government Bid; (ii) all legal requirements applicable to each such Government Contract and Government Bid; and (iii) all representations, certifications and disclosure statements made by or submitted on behalf of the Company with respect to each Government Contract and Government Bid, and all such representations, certifications and disclosure statements were current, accurate, and complete in all material respects as of the date of submission. The Company has neither identified nor received written or, to the Company’s knowledge, oral notice of any actual or alleged violation or breach of any statute, regulation, representation, certification, disclosure obligation, or term or condition of a Government Contract or Government Bid that would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. The Company has received no written or, to the Company’s knowledge, oral notice of termination for cause or default, cure notice, show cause notice, or stop work order relating to any Government Contract, other than with respect to any ordinary course of business termination for convenience due to a change in scope of a Government Contract. No Government Contract has been terminated for default or cause and, to the Company’s knowledge, no facts or circumstances exist upon which a termination for convenience, default, or cause may be based in the future. The Company has not received written or, to the Company’s knowledge, oral notice of any pending or threatened investigation, prosecution, or administrative proceeding or audit related to any Government Contract or Government Bid of the Company. Neither the Company nor any of its owners, officers or directors, nor, to the Company’s knowledge, any of its subcontractors, employees, consultants, agents, or representatives, is currently debarred or suspended from doing business with any Governmental Authority, or proposed for debarment or suspension, or otherwise ineligible to hold, perform, or bid on any Government Contract. To the Company’s knowledge, there exist no facts or circumstances that would be reasonably likely to result in a suspension, debarment proceeding or ineligibility on the part of the Company or its owners, officers, or directors. The Company has not been determined to be ineligible for award or received a negative determination of responsibility or an adverse or negative past performance evaluation or rating with respect to any Government Contract or Government Bid, and there exist (i) no outstanding claims, requests for equitable adjustment, or disputes against the Company by a Governmental Authority, prime contractor, subcontractor, or whistleblower arising under any Government Contract; (ii) to the Company’s knowledge, no facts over which a claim, request for equitable adjustment, or dispute would reasonably be expected to arise in the future; and (iii) no bid protests relating to a Government Contract or Government Bid.

(rr)             Export Control and Import Compliance. The Company, its subsidiaries, its or their directors, officers, and, to the Company’s knowledge, employees, are and have been in compliance, in all material respects, with (i) all applicable trade, export control, import and antiboycott laws and regulations imposed, administered or enforced by the U.S. government, including: (a) laws, regulations and policies enforced by U.S. Customs and Border Protection; (b) the Arms Export Control Act (22 U.S.C. § 1778) and the International Traffic in Arms Regulations (22 C.F.R. Part 120 et seq.) administered by the U.S. Department of State’s Directorate of Defense Trade Controls; (c) the Export Administration Regulations (15 C.F.R. Part 730 et seq.) administered by the U.S. Department of Commerce’s Bureau of Industry and Security; (d) the U.S. anti-boycott regulations administered by the U.S. Department of Commerce’s Bureau of Industry and Security and the IRS; (e) all laws concerning export and import reporting administered by the U.S. Census Bureau; (f) the International Emergency Economic Powers Act (50 U.S.C. §§ 1701–1706); the Foreign Trade Regulations (15 C.F.R. Part 30); and the Export Control Reform Act of 2018 (50 U.S.C. §§ 4801-4861), and (ii) the antiboycott laws and regulations imposed, administered or enforced by any other country, except to the extent inconsistent with U.S. law (collectively, the “Export Control and Import Laws”). The Company and its subsidiaries have obtained all registrations, approvals, license exceptions, and licenses necessary for exporting, importing, conducting their operations, and providing their products and services in accordance with all Export Control and Import Laws (collectively, the “Export Approvals”), and have complied with the terms of all Export Approvals in all material respects.

(ss)            Aviation Laws. The Company and its subsidiaries are in compliance in all material respects with all material laws applicable to the military, public and civil operation of unmanned aerial vehicles by the Company and its subsidiaries, including, without limitation, the National Security Act of 1947, as amended, (10 U.S.C. Section 1, et seq.) and all associated regulations, orders and policies and the Federal Aviation Act of 1958, as amended, (49 U.S.C. Section 40101, et seq.) (including, without limitation, the FAA Reauthorization Act of 2018, Pub. L. 115-254) and all associated regulations, orders and policies. Neither the Company nor any of its subsidiaries are under investigation with respect to and, to the Company’s and its subsidiaries’ knowledge, have not been threatened to be charged with or been given written notice of any violation of, any applicable Laws or Permits. There is no material audit, inquiry or investigation involving the Company or any of its subsidiaries by any Governmental Authority pending or, to the Company’s knowledge, threatened.

(tt)             No Improper Practices. (i) Neither the Company nor any of its subsidiaries, nor any director, officer, or employee of the Company or any subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any subsidiary has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of applicable Law) or made any contribution or other payment to any official of, or candidate for, any federal, state, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any applicable Law or of the character required to be disclosed in the Prospectus; (ii) no relationship, direct or indirect, exists between or among the Company or any subsidiary or any affiliate of any of them, on the one hand, and the directors, officers and stockholders of the Company or any subsidiary, on the other hand, that is required by the Securities Act to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus that is not so described; (iii) no relationship, direct or indirect, exists between or among the Company or any subsidiary or any affiliate of them, on the one hand, and the directors, officers, or stockholders of the Company or any subsidiary, on the other hand, that is required by the rules of FINRA to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus that is not so described; (iv) there are no outstanding loans or advances or guarantees of indebtedness by the Company or any subsidiary to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; (v) the Company has not offered, or caused any placement agent to offer, Shares to any person with the intent to influence unlawfully (A) a customer or supplier of the Company or any subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any subsidiary or (B) a trade journalist or publication to write or publish favorable information about the Company or any subsidiary or any of their respective products or services; and (vi) neither the Company nor any subsidiary nor any director, officer or employee of the Company or any subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any subsidiary has (A) violated or is in violation of any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption Law (collectively, “Anti-Corruption Laws”), (B) promised, offered, provided, attempted to provide or authorized the provision of anything of value, directly or indirectly, to any person for the purpose of obtaining or retaining business, influencing any act or decision of the recipient or securing any improper advantage, or (C) made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any Anti-Corruption Laws. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable antibribery and anti-corruption laws.

(uu)         No Conflicts. Neither the execution of this Agreement, nor the issuance, offering or sale of the Offered Securities as contemplated by the Registration Statement, the Time of Sale Prospectus or the Prospectus, nor the consummation of any of the transactions contemplated herein and therein, nor the compliance by the Company with the terms and provisions hereof and thereof will conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any contract or other agreement to which the Company may be bound or to which any of the property or assets of the Company is subject, except (i) such conflicts, breaches or defaults as may have been waived and (ii) such conflicts, breaches and defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; nor will such action result in (x) any violation of the provisions of the organizational or governing documents of the Company, or (y) any violation of the provisions of any statute or any order, rule or regulation applicable to the Company or of any Governmental Authority having jurisdiction over the Company that would reasonably be expected to have a Material Adverse Effect.

(vv)         Sanctions.

(i)            Neither the Company nor any of its subsidiaries, nor any director, officer, employee, or to the Company’s knowledge, agent, affiliate or representative of the Company or any of its subsidiaries, is a government, individual, or entity (in this paragraph (vv), “Person”) that is, or is 50% or more owned or controlled by one or more Persons that are:

(A)            the target of comprehensive economic or financial sanctions or trade embargoes administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union or any European Union member state, or the United Kingdom (collectively, “Sanctions”), nor

(B)            operating from, located, organized or resident in a country or territory that is the target of comprehensive Sanctions that broadly prohibit dealings with that country or territory (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, the Crimea Region of the Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic or any other Covered Region of Ukraine identified pursuant to Executive Order 14065) (each, a “Sanctioned Country”).

(ii)            The Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (i) to fund or facilitate any activities of or business with or involving any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(iii)            Since August 30, 2021, it has not engaged in, and it is not now engaging in, any dealings or transactions with any Person, country or territory that, at the time of the dealing or transaction, is or was the target of Sanctions or is or was a Sanctioned Country.

(ww)          Compliance with Laws. The Company and each of its subsidiaries are in compliance with all applicable Laws (including all environmental Laws) in the jurisdictions in which they carry on business, except where failures to so comply would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; the Company has not received a notice of material non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that could give rise to a notice of material non-compliance with any such Laws, and is not aware of any material pending change or contemplated change to any applicable Law or governmental positions.

(xx)            Statistical and Market-Related Data. All statistical, demographic and market-related data included in the Registration Statement, the Time of Sale Prospectus or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(yy)           Related-Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus that have not been described as required.

(zz)            FINRA Matters. All of the information provided to the Underwriters or to counsel for the Underwriters by the Company, its counsel, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the offering of the Offered Securities is true, complete, correct and compliant in all material respects with FINRA’s rules and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules is true, complete and correct in all material respects.

(aaa)          Parties to Lock-Up Agreements. The Company has furnished to the Underwriters a letter agreement in the form attached hereto as Exhibit A (the “Lock-up Agreement”) from the holders of 10% or more of the Company’s outstanding capital stock and each of the persons listed on Exhibit B. If any additional persons shall become directors or executive officers of the Company prior to the end of the Lock-up Period (as defined below), the Company shall cause each such person, prior to or contemporaneously with their appointment or election as a director or executive officer of the Company, to execute and deliver to the Underwriters a Lock-up Agreement.

(bbb)         Beneficial Ownership Certification. The Company has delivered to the Representative, on or prior to the date of execution of this Agreement, such beneficial ownership certifications and information as the Representative may have requested, together with copies of identifying documentation, and the Company undertakes to provide such additional information and supporting documentation as the Representative may reasonably request in connection with the verification of the foregoing certification.

(ccc)          No Ratings. There are (and prior to the First Closing Date and as of each Option Closing Date, will be) no debt securities, convertible securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization”, as such term is defined in Section 3(a)(62) under the Exchange Act.

(ddd)         No Rights to Purchase Preferred Stock. The issuance and sale of the Shares as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company.

(eee)          Continued Business. No supplier, customer, distributor or sales agent of the Company or any subsidiary has notified the Company or any subsidiary that it intends to discontinue or decrease the rate of business done with the Company or any subsidiary, except where such discontinuation or decrease has not resulted in and could not reasonably be expected to result in a Material Adverse Effect.

Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering, or the purchase and sale, of the Offered Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

The Company has a reasonable basis for making each of the representations set forth in this Section 1. The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 6, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

2.            Purchase, Sale and Delivery of the Offered Securities; Representative’s Warrant.

(a)              The Firm Securities. Upon the terms herein set forth, the Company agrees to issue and sell to the several Underwriters an aggregate of [●] Firm Securities. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Securities set forth opposite their names on Schedule A. The purchase price per Firm Security to be paid by the several Underwriters to the Company shall be $[●] per Unit. The combined purchase price of each Unit shall be allocated as follows: $[●] per Share and $[●] per Public Warrant. The Units have no stand-alone rights or obligations and will not be certificated or issued as stand-alone securities. The Shares and the Public Warrants comprising the Units are immediately separable and will be issued separately at the First Closing Date and at each applicable Option Closing Date.

(b)             The First Closing Date. Settlement of the Firm Securities to be purchased by the Underwriters and payment therefor shall be made at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 (or such other place as may be agreed to by the Company and the Representative) at [●] a.m. (New York time), on [●], 2026, or such other time and date not later than [●] p.m. (New York time), on [●], 2026 as the Representative shall designate by notice to the Company (the time and date of such closing are called the “First Closing Date”). The Company hereby acknowledges that circumstances under which the Representative may provide notice to postpone the First Closing Date as originally scheduled include, but are not limited to, any determination by the Company or the Representative to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 11.

(c)              The Option Securities; Option Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of [●] additional Option Securities from the Company at the applicable purchase price per Unit to be paid by the Underwriters for the Firm Securities, which may be purchased in any combination of Shares and/or Public Warrants. The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Representative to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Option Securities as to which the Underwriters are exercising the option and (ii) the time, date and place at which the Option Securities will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in the event that such time and date are simultaneous with the First Closing Date, the term “First Closing Date” shall refer to the time and date of delivery of the Firm Securities and such Option Securities). Any such time and date of delivery, if subsequent to the First Closing Date, is called an “Option Closing Date,” and shall be determined by the Representative, and shall not be earlier than one or later than five full Business Days (as defined below) after delivery of such notice of exercise. If any Option Securities are to be purchased, (A) each Underwriter agrees, severally and not jointly, to purchase the number of Option Securities (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Option Securities to be purchased as the number of Firm Securities set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Securities and (B) the Company agrees to sell the number of Option Securities set forth in the introductory paragraph of this Agreement (subject to such adjustments to eliminate fractional shares as the Representative may determine). The Representative may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

(d)            Public Offering of the Offered Securities. The Representative hereby advises the Company that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, their respective portions of the Offered Securities as soon after this Agreement has been executed as the Representative, in its sole judgment, has determined is advisable and practicable.

(e)            Payment for the Offered Securities.

(i)            Payment for the Offered Securities shall be made at the First Closing Date (and, if applicable, payment for the Optional Shares shall be made at the First Closing Date or the applicable Option Closing Date, as the case may be) by wire transfer of immediately available funds to the order of the Company.

(ii)            It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Securities and any Option Securities the Underwriters have agreed to purchase. Lucid, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Offered Securities to be purchased by any Underwriter whose funds shall not have been received by the Representative by the First Closing Date or the applicable Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(f)            Delivery of the Offered Securities. The Company shall deliver, or cause to be delivered, through the facilities of The Depository Trust Company (“DTC”), to the Representative for the accounts of the several Underwriters, the Firm Securities at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered through the facilities of DTC unless the Representative shall otherwise instruct, to the Representative for the accounts of the several Underwriters, the Option Securities the Underwriters have agreed to purchase at the First Closing Date or the applicable Option Closing Date, as the case may be, against the release of a wire transfer of immediately available funds for the amount of the purchase price therefor. If the Representative so elects, delivery of the Offered Securities may be made by credit to the accounts designated by the Representative through DTC’s full fast transfer or DWAC programs. The certificates, if any, for the Offered Securities shall be registered in such names and denominations as the Representative shall have requested at least two full Business Days prior to the First Closing Date (or the applicable Option Closing Date, as the case may be) and shall be made available for inspection on the Business Day preceding the First Closing Date (or the applicable Option Closing Date, as the case may be) at a location in New York City as the Representative may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

(g)            Representative’s Warrant. The Company hereby agrees to issue and sell to the Representative (and/or its designees) on the First Closing Date and any Option Closing Date, as applicable, a warrant (the “Representative’s Warrant”) for the purchase of an aggregate number of shares of Common Stock representing 2.5% of the Shares included in the Offered Securities, for an aggregate purchase price of $50.00. The Representative’s Warrant, in the form attached as an exhibit to the Registration Statement, shall be exercisable, in whole or in part, during the five-year period commencing on the First Closing Date and/or the Option Closing Date, as applicable, and expiring on the five-year anniversary of the First Closing Date and/or the Option Closing Date, as applicable, at an initial exercise price per share of $[•], which is equal to 125% of the public offering price of the Units. The Representative’s Warrant and the shares of common stock issuable upon exercise thereof (the “Representative’s Warrant Shares”) are hereinafter referred to together as the “Representative’s Securities.” The Representative understands and agrees that there are significant restrictions pursuant to FINRA Rule 5110 against transferring the Representative’s Warrant and the underlying shares of Common Stock during the one hundred eighty (180) days after the effective date of the Registration Statement and by its acceptance thereof shall agree that it will not sell, transfer, assign, pledge or hypothecate the Representative’s Warrant, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a period of one hundred eighty (180) days following the effective date of the Registration Statement to anyone other than (i) an Underwriter or a selected dealer in connection with the offering, or (ii) a bona fide officer or partner of the Representative or of any such Underwriter or selected dealer; and only if any such transferee agrees to the foregoing lock-up restrictions.

(h)            Delivery. Delivery of the Representative’s Warrant shall be made on the First Closing Date and any Option Closing Date and shall be issued in the name or names and in such authorized denominations as the Representative may request.

3.            Additional Covenants of the Company.

The Company further covenants and agrees with each Underwriter as follows:

(a)            Delivery of Registration Statement, Time of Sale Prospectus and Prospectus. The Company shall furnish, upon request, to the Representative, without charge, two signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and shall furnish to the Representative in New York City, without charge, prior to 10:00 a.m. New York City time on the Business Day next succeeding the date of this Agreement and during the period when a prospectus relating to the Offered Securities is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with the sale of the Offered Securities, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Representative may reasonably request.

(b)            Representative’s Review of Proposed Amendments and Supplements. During the period when a prospectus relating to the Offered Securities is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), the Company (i) will furnish to the Representative for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement, a copy of each such amendment or supplement and (ii) will not amend or supplement the Registration Statement without the Representative’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). Prior to amending or supplementing any preliminary prospectus, the Time of Sale Prospectus or the Prospectus, the Company shall furnish to the Representative for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement. The Company shall not file or use any such proposed amendment or supplement without the Representative’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). The Company shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c)            Free Writing Prospectuses. The Company shall furnish to the Representative for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto prepared by or on behalf of, used by or referred to by the Company, and the Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without the Representative’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). The Company shall furnish to each Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, used by or referred to by the Company as such Underwriter may reasonably request. If at any time when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with the sale of the Offered Securities (but in any event if at any time through and including the First Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, the Company shall promptly amend or supplement such free writing prospectus so that the statements in such free writing prospectus as so amended or supplemented will not conflict with information contained in the Registration Statement and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Representative for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus, and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the Representative’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).

(d)            Filing of Underwriter Free Writing Prospectuses. The Company shall not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(e)            Amendments and Supplements to Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Offered Securities at a time when the Prospectus is not yet available to prospective purchasers, and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable Law, the Company shall (subject to Section 3(b) and Section 3(c)) promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the information contained in the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable Law.

(f)            Certain Notifications and Required Actions. After the date of this Agreement, and until such time as the Underwriters are no longer required to deliver a Prospectus in order to confirm sales of the Offered Securities, the Company shall promptly advise the Representative in writing (which may be by electronic mail) of: (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission relating to the Registration Statement received by the Company; (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus; (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective; and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus or the Prospectus or of any order preventing or suspending the use of any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus, or, if the Company gains knowledge of such proceeding, of any proceedings to remove, suspend or terminate from listing or quotation the Shares from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its reasonable best efforts to obtain the lifting of such order as soon as practicable. Additionally, the Company agrees that it shall comply with all applicable provisions of Rule 424(b), Rule 433 and Rule 430A under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission.

(g)            Amendments and Supplements to the Prospectus and Other Securities Act Matters. If during the period when a prospectus relating to the Offered Securities is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading, or if in the opinion of the Representative or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with applicable Law, the Company agrees (subject to Section 3(b) and Section 3(c)) to promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading or so that the Prospectus, as amended or supplemented, will comply with applicable Law. Neither the Representative’s consent to, nor delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Section 3(b) or Section 3(c).

(h)            Blue Sky Compliance. The Company shall cooperate with the Representative and counsel for the Underwriters to qualify or register the Offered Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky Laws or Canadian provincial securities Laws of those jurisdictions as may be reasonably designated by the Representative, shall comply with such Laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Offered Securities. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Offered Securities for offering, sale or trading in any jurisdiction or, if the Company gains knowledge of such proceeding, any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to promptly obtain the withdrawal thereof.

(i)            Use of Proceeds. The Company shall apply the net proceeds from the sale of the Offered Securities sold by it in all material respects in the manner described under the caption “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(j)            Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.

(k)            Earnings Statement. The Company will make generally available to its security holders and to the Representative as soon as practicable an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company commencing after the date of this Agreement that will satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder; provided, however, that the requirements of this Section 3(k) shall be deemed satisfied to the extent such statement is available on EDGAR.

(l)             Continued Compliance with Securities Laws. The Company will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Offered Securities as contemplated by this Agreement, the Registration Statement, the Time of Sale Prospectus and the Prospectus. Without limiting the generality of the foregoing, the Company will, during the period when a prospectus relating to the Offered Securities is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), file on a timely basis with the Commission and Nasdaq all reports and documents required to be filed under the Exchange Act.

(m)            Listing. The Company will use its reasonable best efforts to list, subject to notice of issuance, the Offered Securities on Nasdaq.

(n)            Agreement Not to Offer or Sell Additional Shares. During the period commencing on and including the date hereof and continuing through and including the 180th day following the date of the Prospectus (such period, as extended as described below, being referred to herein as the “Lock-up Period”), the Company will not, without the prior written consent of the Representative (which consent may be withheld in its sole discretion), directly or indirectly: (i) sell, offer to sell, contract to sell or lend any Shares or Related Securities (as defined below); (ii) effect any short sale, or establish or increase any “put equivalent position” (as defined in Rule 16a- 1(h) under the Exchange Act) or liquidate or decrease any “call equivalent position” (as defined in Rule 16a-1(b) under the Exchange Act) of any Shares or Related Securities; (iii) pledge, hypothecate or grant any security interest in any Shares or Related Securities; (iv) in any other way transfer or dispose of any Shares or Related Securities; (v) enter into any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of any Shares or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise; (vi) announce the offering of any Shares or Related Securities; (vii) file any registration statement under the Securities Act in respect of any Shares or Related Securities (other than as contemplated by this Agreement with respect to the Offered Securities); or (viii) publicly announce the intention to do any of the foregoing; provided, however, that the Company may (A) effect the transactions contemplated hereby or described in the Registration Statement in connection with the offering of the Offered Securities and (B) issue Shares or options to purchase Shares, or issue Shares upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, but only if the holders of such Shares or options agree in writing with the Underwriters not to sell, offer, dispose of or otherwise transfer any such Shares or options during the Lock-up Period without the prior written consent of the Representative (which consent may be withheld in its sole discretion), (C) issue Shares pursuant to the conversion or exchange of Related Securities, provided, in each case, (i) such Related Securities are outstanding on the date hereof and described in the Registration Statement and (ii) the recipient to any Shares issued pursuant to this subsection (C) executes a Lock-up Agreement in substantially the form attached as Exhibit A, (D) file one or more registration statements on Form S-8 or a successor form thereto to register Shares issuable pursuant to the terms of a stock option, stock bonus or other stock plan or arrangement described in the Registration Statement; and (E) issue Shares or any Related Securities in connection with any merger, joint venture, strategic alliance, commercial or other strategic or collaborative relationship or the acquisition or license by the Company of the securities, businesses, property or other assets of another person or entity or pursuant to any employment benefit plan assumed by the Company in connection with any such merger or acquisition, provided that in the case of clause (E), (i) the aggregate number of shares that the Company may sell or issue or agree to sell or issue shall not exceed 10.0 % of the total number of Shares issued and outstanding immediately following the completion of the transactions contemplated by this Agreement and (ii) the recipients thereof provide to the Representative a signed Lock-up Agreement in substantially the form attached as Exhibit A. For purposes of the foregoing, “Related Securities” shall mean any options or warrants or other rights to acquire Shares or any securities exchangeable or exercisable for or convertible into Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for, or convertible into, Shares.

(o)            Future Reports to the Representative. During the period of five years hereafter, the Company will furnish to the Representative, c/o Lucid Capital Markets, LLC at 570 Lexington Avenue, 40th Floor, New York, NY 10022, Attention: Growth Strategies Group, Email: gs@lucidcm.com: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, FINRA or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company furnished or made available generally to holders of its capital stock; provided, however, that the requirements of this Section 3(o) shall be satisfied to the extent that such reports, statement, communications, financial statements or other documents are available on EDGAR.

(p)            Emerging Growth Company. The Company will promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of Shares within the meaning of the Securities Act and (ii) completion of the Lock-Up Period.

(q)            Investment Limitation. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Offered Securities in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(r)            No Stabilization or Manipulation; Compliance with Regulation M. The Company will not take, and will ensure that no affiliate of the Company will take, directly or indirectly, without giving effect to activities by the Underwriters, any action designed to or that would reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares or any reference security with respect to the Shares, whether to facilitate the sale or resale of the Offered Securities or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.

(s)            Enforce Lock-up Agreements. During the Lock-up Period, the Company will enforce all agreements between the Company and any of its security holders that restrict or prohibit, expressly or in operation, the offer, sale or transfer of Shares or Related Securities or any of the other actions restricted or prohibited under the terms of the form of Lock-up Agreement. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreements, including “lock-up” agreements entered into by the Company’s officers, directors and stockholders pursuant to Section 6(d) hereof.

(t)            Company to Provide Interim Financial Statements. Prior to the First Closing Date and each applicable Option Closing Date, the Company will furnish the Underwriters, as soon as reasonably practicable after they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus; provided that the requirements of this Section 3(t) shall be deemed satisfied to the extent such financial statements are available on EDGAR.

(u)           Amendments and Supplements to Permitted Section 5(d)Communications. If at any time following the distribution of any Permitted Section 5(d) Communication, there occurred or occurs an event or development as a result of which such Permitted Section 5(d) Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative and upon the reasonable request of the Representative, will promptly amend or supplement, at its own expense, such Permitted Section 5(d) Communication to eliminate or correct such untrue statement or omission.

(v)           Announcement Regarding Lock-ups. The Company agrees to announce the Representative’s intention to release any director or “officer” (within the meaning of Rule 16a-1(f) under the Exchange Act) of the Company from any of the restrictions imposed by any Lock-up Agreement, by issuing, through a major news service, a press release, in the form set forth in Exhibit C hereto, promptly following the Company’s receipt of any notification from the Representative in which such intention is indicated, but in any case not later than the close of the third Business Day prior to the date on which such release or waiver is to become effective; provided, however, that nothing shall prevent the Representative, on behalf of the Underwriters, from announcing the same through a major news service, irrespective of whether the Company has made the required announcement; and provided, further, that no such announcement shall be made of any release or waiver granted solely to permit a transfer of securities that is not for consideration and where the transferee has agreed in writing to be bound by the terms of a Lock-up Agreement in the form set forth as Exhibit A hereto.

(w)           Right of First Refusal. The Company agrees that if the Offered Securities are sold in accordance with the terms of this Underwriting Agreement, the Company shall grant the Representative the right of first refusal to act as investment banker, financial advisor, or other similar professional in connection with a fairness opinion, valuation, recapitalization, capital raising, sale, business combination, or similar transaction of the Company, or any successor to or any subsidiary of the Company. The Company will negotiate in good faith with the Representative regarding the Representative’s provision of such services and will offer the Representative the opportunity to serve as lead left agent or in another equivalent role mutually agreed upon by the Company and the Representative, with economics representing not less than 50% of any associated fees. The right of first refusal shall commence on the First Closing Date and terminate twelve (12) months thereafter. Notwithstanding the foregoing, in accordance with FINRA Rule 5110(f)(2)(E)(i), such right of first refusal shall not have a duration of more than three (3) years from the effective date of the Registration Statement. If the Representative fails to accept an offer within ten (10) Business Days after the mailing of a notice containing the material terms of a proposed financing by registered mail or overnight courier service addressed to the Representative, then the Representative shall have no further claim or right with respect to the financing proposal contained in such notice. If, however, the terms of such financing proposal are subsequently modified in any material respect, the preferential right referred to herein shall apply to such modified proposal as if the original proposal had not been made. The Representative’s failure to exercise its preferential right with respect to any particular proposal shall not affect its preferential rights relative to future proposals.

(x)            Tail Fee. If the Company sells securities to investors first contacted in writing by the Representative in connection with an offering within twelve (12) months following the date of this Agreement, the Company shall pay the Representative the underwriting fees set forth herein for each such sale. Promptly after the date of this Agreement, the Representative will provide the Company with a list of investors it first identified or contacted in its role as underwriter in connection with the offering of the Offered Securities under this Agreement.

4.            Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including (i) the Company’s legal and accounting fees and disbursements, (ii) the preparation, printing, filing, mailing and delivery (including the payment of postage with respect to such mailing) of the Registration Statement, the Preliminary Prospectus and the Prospectus, including any pre or post effective amendments or supplements thereto, including the cost of all copies thereof and any amendments thereof or supplements thereto supplied to the Underwriters in quantities as may be required by the Underwriters, (iii) the preparation, printing, engraving, issuance and delivery of the Offered Securities, including any transfer or other taxes payable thereon, (iv) filing fees incurred in registering the Offering with FINRA and the reasonable fees of counsel of the Underwriters in connection therewith, (v) fees, costs and expenses incurred in listing the Offered Securities on Nasdaq or such other stock exchanges as the Company and the Underwriters together determine, (vi) all fees and disbursements of the transfer agent, (vii) all of the Company’s expenses associated with “due diligence” and “road show” meetings arranged by the Representative and any presentations made available by way of a net roadshow, including without limitation trips for the Company’s management to meet with prospective investors, all travel, food and lodging expenses associated with such trips incurred by the Company or such management, and (viii) all other costs and expenses customarily borne by an issuer incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 4. If the offering of the Offered Securities is consummated, the Representative may deduct from the net proceeds of the offering payable to the Company on the First Closing Date the expenses set forth above up to a maximum aggregate accountable expense allowance of $175,000 (including any advances for such expenses).

5.            Covenant of the Underwriters. Each Underwriter severally and not jointly covenants with the Company not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not, but for such actions, be required to be filed by the Company under Rule 433(d).

6.            Conditions of the Obligations of the Underwriters. The respective obligations of the several Underwriters hereunder to purchase and pay for the Offered Securities as provided herein on the First Closing Date and, with respect to the Option Securities, each Option Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 as of the date hereof and as of the First Closing Date as though then made and, with respect to the Option Securities, as of each Option Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a)            Comfort Letter. On the date hereof, the Representative shall receive from Stephano Slack LLP, independent registered public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus, and each free writing prospectus, if any.

(b)            Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. For a period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Option Securities purchased after the First Closing Date, each Option Closing Date:

(i)            The Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective.

(ii)            No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement shall be in effect, and no proceedings for such purpose shall have been instituted or threatened by the Commission.

(iii)            FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(c)            No Material Adverse Effect. For the period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Option Securities purchased after the First Closing Date, each Option Closing Date, in the judgment of the Representative there shall not have occurred any Material Adverse Effect or any development that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d)            Lock-up Agreements. On or prior to the date hereof, each Lock-Up Agreement shall be in full force and effect on each of the First Closing Date and each Option Closing Date.

(e)            Warrant Agreement. On or prior to the date hereof, the Representative shall have received an executed copy of the Warrant Agreement.

(f)            Representative’s Warrant. On each of the First Closing Date and each Option Closing Date, the Company shall have delivered to the Representative executed copies of the Representative’s Warrant.

(g)            Opinion of Counsel for the Company. On each of the First Closing Date and each Option Closing Date the Representative shall have received the opinion and negative assurance letter of DLA Piper LLP (US), counsel for the Company, dated as of such date, in form and substance reasonably satisfactory to the Representative.

(h)            Opinion of Counsel for the Underwriters. On each of the First Closing Date and each Option Closing Date the Representative shall have received the opinion and negative assurance letter of Loeb & Loeb LLP, counsel for the Underwriters, dated as of such date, in form and substance reasonably satisfactory to the Representative.

(i)            Officers’ Certificate. On each of the First Closing Date and each Option Closing Date, the Representative shall have received a certificate executed by the Chief Executive Officer or President of the Company and the Chief Financial Officer of the Company, dated as of such date, to the effect set forth in Section 6(b)(ii) and further to the effect that:

(i)            for the period from and including the date of this Agreement through and including such date, there has not occurred any Material Adverse Effect;

(ii)            the representations, warranties and covenants of the Company set forth in Section 1 are true and correct with the same force and effect as though expressly made on and as of such date; and

(iii)            the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such date.

(j)            Chief Financial Officer’s Certificate. On each of the First Closing Date and each Option Closing Date, the Representative shall have received a certificate executed by the Chief Financial Officer of the Company, dated as of such date, in form and substance reasonably satisfactory to the Representative.

(k)            Bring-down Comfort Letter. On each of the First Closing Date and each Option Closing Date the Representative shall have received from Stephano Slack LLP, independent registered public accountants for the Company, a letter dated such date, in form and substance reasonably satisfactory to the Representative, which letter shall: (i) reaffirm the statements made in the letter furnished by them pursuant to Section 6(a), except that the specified date referred to therein for the carrying out of procedures shall be no more than three Business Days prior to the First Closing Date or the applicable Option Closing Date, as the case may be; and (ii) cover certain financial information contained in the Registration Statement, the Time of Sale Prospectus, Prospectus, and each free writing prospectus, if any.

(l)            Rule 462(b) Registration Statement. In the event that a Rule 462(b) Registration Statement is filed in connection with the offering contemplated by this Agreement, such Rule 462(b) Registration Statement shall have been filed with the Commission on the date of this Agreement and shall have become effective automatically upon such filing.

(m)           Nasdaq. The Offered Securities shall have been approved for listing on Nasdaq, subject only to receipt of official notice of issuance.

(n)            Additional Documents. On or before each of the First Closing Date and each Option Closing Date, the Representative and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Offered Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Securities as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied (unless waived in writing by the Representative), this Agreement may be terminated by the Representative by notice from the Representative to the Company at any time on or prior to the First Closing Date and, with respect to the Option Securities, at any time on or prior to the applicable Option Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination.

7.            Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representative pursuant to Section 6, Section 11 or Section 12, or if the sale to the Underwriters of the Offered Securities on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representative and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all accountable expenses that shall have been actually incurred by the Representative and the Underwriters in connection with the proposed purchase and the offering and sale of the Offered Securities, including fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges, up to a maximum aggregate amount of $125,000. For the avoidance of doubt, it is understood that the Company will not pay or reimburse any costs, fees or expenses incurred by any Underwriter that defaults on its obligations to purchase the Shares.

8.            Effectiveness of this Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9.            Indemnification.

(a)            Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates and their respective partners, members, directors, officers, employees and agents, and each person, if any, who controls each Underwriter or any affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, Time of Sale Prospectus, any free writing prospectus, any Marketing Material, any Section 5(d) Written Communication or the Prospectus (or any amendment or supplement to the foregoing), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 9(d)) any such settlement is effected with the written consent of the Company, which consent shall not unreasonably be delayed, conditioned or withheld; and

(iii)            against any and all documented expense whatsoever, as reasonably incurred (including the fees and disbursements of counsel), in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (whether or not a party), to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made solely in reliance upon and in conformity with the Underwriter Information (as defined below).

(b)            Indemnification of the Company, its Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 9(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus, any Section 5(d) Written Communication or the Prospectus (or any amendment or supplement to the foregoing), in reliance upon and in conformity with information relating to such Underwriter and furnished to the Company in writing by such Underwriter or Underwriters expressly for use therein. The Company hereby acknowledges that the only information that the Underwriter or Underwriters has furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus, any Section 5(d) Written Communication or the Prospectus (or any amendment or supplement to the foregoing) are the statements set forth in the [first and second] sentences of the [third] paragraph and the [fifth] paragraph under the caption “Underwriting,” the [first] sentence of the [first] paragraph, the [second and third] sentences of the [second] paragraph, the [second] sentence of the [third] paragraph and the [first, second and third] sentences of the [sixth] paragraph under the caption “Underwriting—Stabilization,” and the [first, second and third] sentences under the heading “Underwriting— Electronic Distribution” in the Preliminary Prospectus and Prospectus (the “Underwriter Information”).

(c)            Notifications and Other Indemnification Procedures. Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 9 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of, the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any other legal expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (A) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (B) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (C) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (D) the indemnifying party has not in fact employed counsel to assume the defense of such action or counsel reasonably satisfactory to the indemnified party, in each case, within a reasonable time after receiving notice of the commencement of the action; in each of which cases the reasonable and documented fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable and documented fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction (plus local counsel) at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (x) includes an express and unconditional release of each indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability arising out of such litigation, investigation, proceeding or claim and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)            Settlement Without Consent if Failure to Reimburse. If an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable and documented fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 9(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

10.            Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable or insufficient from the Company or the Underwriters, the Company and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which any indemnified party may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the sale of the Offered Securities (before deducting expenses) received by the Company bear to the total compensation received by the Underwriters (before deducting expenses) from the sale of Offered Securities on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable Law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for the purpose of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 9(c). Notwithstanding the foregoing provisions of Section 9 and this Section 10, the Underwriters shall not be required to contribute any amount in excess of the commissions actually received by them under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, any person who controls a party to this Agreement within the meaning of the Securities Act, any affiliates of the respective Underwriters and any officers, directors, partners, employees or agents of the Underwriters or their respective affiliates, will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 10, will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 10 except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 9(c), no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(c).

11.            Default of One or More of the Several Underwriters. If, on the First Closing Date or any Option Closing Date, any one or more of the several Underwriters shall fail or refuse to purchase Offered Securities that it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Offered Securities to be purchased on such date, the Representative may make arrangements reasonably satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such date, the other Underwriters shall be obligated, severally and not jointly, in the proportions that the number of Firm Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representative with the consent of the non-defaulting Underwriters, to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or any Option Closing Date, any one or more of the several Underwriters shall fail or refuse to purchase Offered Securities that it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds 10% of the aggregate number of Offered Securities to be purchased on such date, and arrangements reasonably satisfactory to the Representative and the Company for the purchase of such Offered Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination. In any such case either the Representative or the Company shall have the right to postpone the First Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 11. Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

12.            Termination of this Agreement. Prior to the purchase of the Firm Securities by the Underwriters on the First Closing Date, this Agreement may be terminated by the Representative by notice given to the Company if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by Nasdaq, or trading in securities generally on either Nasdaq or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges; (ii) a general banking moratorium shall have been declared by any of federal or New York authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the sole judgment of the Representative is material and adverse and makes it impracticable to market the Offered Securities in the manner and on the terms described in the Time of Sale Prospectus or the Prospectus or to enforce contracts for the sale of securities; (iv) in the sole judgment of the Representative there shall have occurred any Material Adverse Effect; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the sole judgment of the Representative may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 12 shall be without liability on the part of (A) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representative and the Underwriters pursuant to Section 4 or Section 7 hereof or (B) any Underwriter to the Company; provided, however, that the provisions of Section 9 and Section 10 shall at all times be effective and shall survive such termination.

13.            No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Offered Securities pursuant to this Agreement, including the determination of the public offering price of the Offered Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand; (b) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, or its creditors, employees or any other party; (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company; and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

14.            Representations and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers and the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, affiliates, officers, directors or employees or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Offered Securities sold hereunder and any termination of this Agreement.

15.            Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or sent by electronic mail transmission and confirmed to the parties hereto as follows:

If to the Representative:	Lucid Capital Markets, LLC
570 Lexington Avenue, 40th Floor
New York, NY 10022
Attention: John Lipman, Head of Capital Markets
Email: jlipman@lucidcm.com

with a copy to:	Loeb & Loeb LLP
345 Park Avenue
New York, NY 10154
Attention: Mitchell S. Nussbaum and David J. Levine
Email: mnussbaum@loeb.com; dlevine@loeb.com

If to the Company:	Exyn Technologies, Inc.
2118 Washington Avenue, Suite 1000
Philadelphia, PA 19146
Attention: Brandon Torres Declet
Email: bdeclet@exyntechnologies.com

with a copy to:	DLA Piper LLP (US)
51 John F. Kennedy Parkway
Suite 120
Short Hills, NJ 07078
Attention: Andrew P. Gilbert and Anna K. Spence
Email: andrew.gilbert@us.dlapiper.com;
anna.spence@us.dlapiper.com

Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally- recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid).

16.            Electronic Notice. An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 16 if sent to the electronic mail address specified by the receiving party under separate cover. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives verification of receipt by the receiving party. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.

17.            Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriters and their respective successors and the parties referred to in Section 11. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that the Representative may assign its rights and obligations hereunder to an affiliate thereof without obtaining the Company’s consent.

18.            Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

19.            Entire Agreement; Amendment; Severability; Waiver. This Agreement (including all schedules and exhibits attached hereto issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Representative. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement. No implied waiver by a party shall arise in the absence of a waiver in writing signed by such party. No failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder.

20.            GOVERNING LAW AND TIME; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

21.            CONSENT TO JURISDICTION. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF (CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

22.            Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.

23.            Recognition of the U.S. Special Resolution Regimes.

(a)            In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)            In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 23:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)            a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)            a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)            a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

24.            Construction.

(a)            The section and exhibit headings herein are for convenience only and shall not affect the construction hereof;

(b)            words defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(c)            the words “hereof,” “hereto,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(d)            wherever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(e)            references herein to any gender shall include each other gender;

(f)            references herein to any law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority shall be deemed to refer to such law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority as amended, reenacted, supplemented or superseded in whole or in part and in effect from time to time and also to all rules and regulations promulgated thereunder;

(g)            if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day;

(h)           “knowledge” means, as it pertains to the Company, the actual knowledge of the officers and directors of the Company, together with the knowledge which such officers and directors would have had if they had conducted a reasonable inquiry of the relevant persons into the relevant subject matter;

(i)            “Governmental Authority” means (i) any federal, provincial, state, local, municipal, national or international government or governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private); (ii) any self-regulatory organization; or (iii) any political subdivision of any of the foregoing;

(j)            “Government Bid” means any quotation, offer, bid or proposal made by the Company that, if accepted, would result in or lead to a Government Contract (as defined below). For avoidance of doubt, the term Government Bid includes only quotations, offers, bids or proposals that have not expired and for which award has not been made.

(k)            “Government Contract” means any contract, task order, delivery order, purchase order, grant, or other binding commitment between the Company and an agency of the United States or an agency of any of its respective States, or any municipality, or an agency of a foreign sovereign or agency of a provincial, regional, or metropolitan government thereof, or any intergovernmental agency or quasi-governmental agency. “Government Contract” also includes any subcontract, subgrant, reseller agreement, or other agreement (at any tier) of the Company, (i) with another entity under a prime contract held by the Company, and (ii) with another entity that holds either a prime contract or other agreement with such a governmental agency or a subcontract or other agreement (at any tier) under such a prime contract.

(l)            “Law” means any and all laws, including all federal, state, local, municipal, national or foreign statutes, codes, ordinances, guidelines, decrees, rules, regulations and by-laws and all judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, orders, directives, decisions, rulings or awards or other requirements of any Governmental Authority, binding on or affecting the person referred to in the context in which the term is used and rules, regulations and policies of any stock exchange on which securities of the Company are listed for trading; and

(m)          “Business Day” means any day on which Nasdaq and commercial banks in the City of New York are open for business.

25.            General Provisions.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including the indemnification provisions of Section 9 and the contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 9 and Section 10 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, each free writing prospectus, if any, and the Prospectus (and any amendments and supplements to the foregoing), as contemplated by the Securities Act and the Exchange Act.

[Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Company and the Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Underwriters.

Very truly yours,

EXYN TECHNOLOGIES, INC.

By:
Name:
Title:

ACCEPTED as of the date first-above written:

LUCID CAPITAL MARKETS, LLC

By:
Name:
Title:

For itself and the other several Underwriters
named in Schedule A to this Agreement.

[Signature Page to Underwriting Agreement]

SCHEDULE A

Underwriters	Number of Firm Securities to be Purchased
Lucid Capital Markets, LLC	[●]

Total	[●]

SCHEDULE B

Free Writing Prospectuses Included in the Time of Sale Prospectus

[None]

SCHEDULE C

Pricing Information

Firm Securities: [●]

Option Securities: [●]

Price to Public: $[●] per Unit

Underwriters’ Discount: $[●] per Unit

SCHEDULE D

Permitted Section 5(d) Communications

1.	[Exyn Technologies, Inc. Testing the Waters Presentation]

Exhibit A

Form of Lock-up Agreement

Lucid Capital Markets, LLC

As Representative of the several

Underwriters listed in Schedule A to the Underwriting Agreement referred to below

c/o Lucid Capital Markets, LLC

570 Lexington Avenue

New York, New York 10022

Re: Proposed Initial Public Offering by Exyn Technologies, Inc.

Ladies and Gentlemen:

The undersigned, a securityholder and/or officer and/or director of Exyn Technologies, Inc., a Delaware corporation (the “Company”), understands that the Company proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Lucid Capital Markets, LLC (“Lucid”), as representative of the several underwriters named in Schedule A therein (the “Representative”), relating to the proposed initial public offering (the “Offering”) of the Company’s units, each unit consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and a warrant to purchase one share of Common Stock. The undersigned acknowledges that the underwriters are relying on the representations and agreements of the undersigned contained in this lock-up agreement in conducting the Offering and, at a subsequent date, in entering into the Underwriting Agreement and other underwriting arrangements with the Company with respect to the Offering. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In recognition of the benefit that the Offering will confer upon the undersigned as a securityholder and/or officer and/or a director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, during the period beginning on the date hereof and ending on the date that is 180 days from the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not (and will use reasonable best efforts to cause any immediate family member not to), without the prior written consent of the Representative, which may withhold its consent in its sole discretion, directly or indirectly, (i) sell, offer to sell, contract to sell or lend, effect any short sale or establish or increase a Put Equivalent Position (as defined in Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or liquidate or decrease any Call Equivalent Position (as defined in Rule 16a-1(b) under the Exchange Act), pledge, hypothecate or grant any security interest in, or in any other way transfer or dispose of, any Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, in each case whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), (ii) make any demand for, or exercise any right with respect to the registration of any of the Lock-Up Securities, or the filing of any registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) in connection therewith, under the Securities Act of 1933, as amended, (iii) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (iv) publicly announce the intention to do any of the foregoing.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may:

(a)            transfer or dispose of the Lock-Up Securities pursuant to clauses (i) through (xi) below without the prior written consent of the Representative, provided that (1) in the case of clauses (i), (ii), (iii), (iv), (v), (vi) and (vii), prior to any such transfer, Lucid receives a signed lock-up agreement, substantially in the form of this lock-up agreement, for the balance of the Lock-Up Period from each donee, trustee, distributee or transferee, as the case may be, and any such transfer shall not involve a disposition for value, (2) in the case of transfers pursuant to clauses (ii), (iii), (iv), (v), (vi) and (ix) below, no filing by any party (donor, donee, devisee, transferor, transferee, distributer or distributee) with the Securities and Exchange Commission under the Exchange Act, or other public announcement is required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 or a filing required pursuant to Section 13 of the Exchange Act and the rules and regulations promulgated thereunder made after the expiration of the Lock-Up Period referred to above) and (3) in the case of any transfer or distribution pursuant to clauses (i), (vii), (viii) and (x) below, it shall be a condition to such transfer that no public filing, report or announcement shall be voluntarily made and if any filing under Section 16(a) of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock in connection with such transfer or distribution shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the nature and conditions of such transfers:

(i)            as a bona fide gift or gifts, or charitable contribution, or for bona fide estate planning purposes,

(ii)           by will or intestacy or any other testamentary document,

(iii)          to any member of the undersigned’s immediate family or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to a trustor, trustee or beneficiary of the trust or to the estate of a trustor, trustee, or beneficiary of such trust,

(iv)         to a corporation, partnership, limited liability company, investment fund or other entity (A) of which the undersigned and the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests or (B) controlled by, or under common control with, the undersigned or the immediate family of the undersigned,

(v)          to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (iv) above,

(vi)         if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control or common investment management with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) as part of a distribution to current or former general or limited partners, managers or members, shareholders, equityholders or affiliates of the undersigned, or to the estates of any of the foregoing,

(vii)         by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree, separation agreement or any other order of a court or regulatory agency with jurisdiction over the undersigned,

(viii)        to the Company upon death, disability, or if the undersigned is an employee of the Company, termination of employment, of the undersigned,

(ix)          as part of a sale of the undersigned’s Lock-Up Securities acquired (A) from the Underwriters in the Offering or (B) in open market transactions after the closing date for the Offering, or

(x)           to the Company in connection with the vesting, settlement, or exercise of restricted stock units, options, warrants or other rights to purchase shares of Common Stock (including, in each case, by way of “net” or “cashless” exercise), including for the payment of exercise price and tax and remittance payments due as a result of the vesting, settlement, or exercise of such restricted stock units, options, warrants or rights, provided that any such shares of Common Stock received upon such exercise, vesting or settlement shall be subject to the terms of this lock-up agreement, and provided further that any such restricted stock units, options, warrants or rights are held by the undersigned pursuant to an agreement or equity awards granted under a stock incentive plan or other equity award plan, each such agreement or plan which is described in the Registration Statement, the Time of Sale Prospectus and the Prospectus;

(b)            exercise outstanding options, settle restricted stock units or other equity awards or exercise warrants pursuant to plans described in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that any Lock-Up Securities received upon such exercise, vesting or settlement shall be subject to the terms of this lock-up agreement;

(c)            convert outstanding preferred stock, warrants to acquire preferred stock or convertible securities into shares of Common Stock or warrants to acquire shares of Common Stock; provided that any such shares of Common Stock or warrants received upon such conversion shall be subject to the terms of this lock-up agreement; and

(d)            establish or amend trading plans pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Lock-Up Securities; provided that (1) such trading plans do not provide for the transfer of Lock-Up Securities during the Lock-Up Period and (2) no filing by any party under the Exchange Act or other public announcement shall be made voluntarily in connection with the establishment or amendment of such trading plans pursuant to Rule 10b5-1, provided that if a filing under the Exchange Act or other public announcement is required, such announcement or filing shall include a statement that the undersigned is not permitted to transfer, sell or otherwise dispose of Lock-Up Securities under such trading plan during the Lock-Up Period in contravention of this lock-up agreement.

The undersigned further agrees that the foregoing provisions shall be equally applicable to any Common Stock the undersigned may purchase or otherwise receive in the Offering.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of the offer and sale of any shares of Common Stock and/or any options or warrants or other rights to acquire Common Stock or any securities exchangeable or exercisable for or convertible into Common Stock, or to acquire other securities or rights ultimately exchangeable or exercisable for or convertible into Common Stock, owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

In addition, if the undersigned is an officer or director of the Company, (i) the Representative agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, the Representative will notify the Company of the impending release or waiver, and (ii) the Company (in accordance with the provisions of the Underwriting Agreement) will announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representative hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if both (a) the release or waiver is effected solely to permit a transfer not for consideration or that is to an immediate family member as defined in FINRA Rule 5130(i)(5) and (b) the transferee has agreed in writing to be bound by the same terms described in this lock-up agreement that are applicable to the transferor to the extent and for the duration that such terms remain in effect at the time of the transfer.

The undersigned confirms that the undersigned has not, and has no knowledge that any immediate family member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Common Stock. The undersigned will not, and will cause any immediate family member not to take, directly or indirectly, any such action.

As used herein, “immediate family” shall mean the spouse, domestic partner, lineal descendant, father, mother, brother, sister, or any other person with whom the undersigned has a relationship by blood, marriage or adoption not more remote than first cousin.

The undersigned represents and warrants that the undersigned has full power, capacity and authority to enter into this lock-up agreement. This lock-up agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This lock-up agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the underwriters.

The undersigned acknowledges and agrees that, although the Representative may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Offering, the Representative and the other Underwriters are not making a recommendation to you to participate in the Offering, enter into this lock-up agreement, or sell any Shares at the price determined in the Offering, and nothing set forth in such disclosures is intended to suggest that the Representative or any Underwriter is making such a recommendation.

This lock-up agreement shall automatically terminate, and the undersigned shall be released from its obligations hereunder, upon the earliest to occur, if any, of (i) the Company advising the Representative in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, (ii) the executed Underwriting Agreement being terminated prior to the closing of the Offering (other than the provisions thereof that survive termination), and (iii) [●], 2026, in the event that the Underwriting Agreement has not been executed by such date (provided, however, that the undersigned agrees that this lock-up agreement shall be automatically extended by three months if the Company provides written notice to the undersigned that the Company is still pursuing the Offering).

Very truly yours,

Name of Securityholder/Director/Officer:

(Print exact name)

By: Signature

If not signing in an individual capacity:

Name of Authorized Signatory (Print)

Title of Authorized Signatory (Print)

(indicate capacity of person signing if signing as custodian, trustee or on behalf of an entity)

Exhibit B

Parties to Lock-up Agreement

Executive Officer and Director:

•	Brandon Torres Declet

Executive Officers:

•	Ricardo Sotelo

•	Benjamin Williams

•	Brandon Duick

•	Vanessa Varian

Directors:

•	Ted Tewksbury

•	Jonathan Ollwerther

•	Michael Burychka

•	Gregory McNeal

10% Holders:

•	North America University Innovation, LP

•	Reliance Strategic Business Ventures Limited

Exhibit C

Form of Lock-up Release Announcement

Exyn Technologies, Inc.

[Date]

Exyn Technologies, Inc. (the “Company”) announced today that Lucid Capital Markets, LLC, the lead book-running manager in the Company’s recent public sale of [●] units, with each unit consisting of one share of the Company’s common stock and a warrant to purchase one share of common stock is [waiving][releasing] a lock-up restriction with respect to [●] securities held by [certain officers or directors] [an officer or director] of the Company. The [waiver][release] will take effect on [●], 20[●], and the securities may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.